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                                 EMERALD FUNDS
                 Equity Fund, Equity Value Fund, International
             Equity Fund, Small Capitalization Fund, Balanced Fund,
                Short-Term Fixed Income Fund, Managed Bond Fund,
           U.S. Government Securities Fund, Florida Tax-Exempt Fund,
                 Prime Fund, Treasury Fund and Tax-Exempt Fund

                       SUPPLEMENT DATED FEBRUARY 2, 1996
                       TO PROSPECTUS DATED APRIL 1, 1995

The front-end sales charge on Class A Shares and the contingent deferred sales charge on Class B Shares are eliminated for all share purchases and redemptions made on or after February 5, 1996.

Beginning February 5, 1996, additional Class B Shares may only be purchased by existing Class B shareholders through the E-Z Matic Investment Program or the Period Investment Plan.

It is contemplated that in March 1996 all Class B Shares that are then outstanding will be automatically converted, without a sales charge, into Class A Shares.